F U N D   P R O F I L E
FIDELITY INTERMEDIATE
BOND FUND
Intermediate Bond is a bond fund
whose goal is to seek high current income.
OCTOBER 1, 1995

(registered trademark)
The Fund Profile contains key information about the fund.
More details appear in the fund's accompanying Prospectus.
FIDELITY INTERMEDIATE BOND FUND
ESSENTIAL QUESTIONS EVERY INVESTOR SHOULD ASK
1. WHAT IS THE FUND'S GOAL?
Fidelity Intermediate Bond Fund is a bond fund whose goal is to seek high current income.
2. WHAT IS THE FUND'S INVESTMENT STRATEGY?
The fund invests in domestic and foreign investment-grade debt securities and normally maintains an average maturity between three and ten years.
3. WHAT ARE THE SIGNIFICANT RISKS?
The performance of the fund depends on the value of its holdings. The fund's yield and share price change based on changes in interest rates, market conditions, and other political and economic events, and the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Investments in foreign securities involve risks that are in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
4. IS THE FUND APPROPRIATE FOR ME?
The fund may be appropriate for investors who want high current income from a portfolio of investment-grade debt securities. With its focus on medium- to high-quality investments and intermediate maturity, the fund has a moderate risk level and yield potential. The fund by itself is not a balanced investment plan.
5. WHAT ARE THE FUND'S EXPENSES?
Shareholder transaction expenses are charges you pay when you buy, sell or hold shares of a fund.
Maximum sales charge on purchases and reinvested      None
distributions

Deferred sales charge on redemptions                  None

Exchange fee                                          None

Annual account maintenance fee (for accounts under    $12.0
$2,500)                                               0

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts. The following are projections based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
Management fee          .47%

12b-1 fee               None

Other expenses          .30%

TOTAL FUND OPERATING    .77%
EXPENSES

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
After 1 year   After 3 years   After 5 years   After 10
                                               years

$8             $25             $43             $95

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
6. HOW HAS THE FUND PERFORMED?

Calendar Years    1985     1986     1987    1988    1989     1990    1991     1992    1993     1994

                  20.56%   13.28%   2.00%   7.22%   11.82%   7.54%   14.50%   6.08%   11.96%   -2.01%



Row: 1, Col: 1, Value: 11.78
Row: 2, Col: 1, Value: 20.56
Row: 3, Col: 1, Value: 13.28
Row: 4, Col: 1, Value: 2.0
Row: 5, Col: 1, Value: 7.22
Row: 6, Col: 1, Value: 11.82
Row: 7, Col: 1, Value: 7.54
Row: 8, Col: 1, Value: 14.5
Row: 9, Col: 1, Value: 6.08
Row: 10, Col: 1, Value: 11.96
Row: 11, Col: 1, Value: -2.01
Annual Total
Returns
Percentage (%)
Average Annual total       Past 1 year   Past 5    Past 10
returns                                  years     years

For the fiscal periods     9.57%         8.59%     8.74%
ended September 30, 1995

Total returns are based on past results and are not an indication of future performance.
7. WHO IS THE FUND'S INVESTMENT MANAGER?
Fidelity Management & Research Company (FMR) is the fund's investment manager.
8. HOW DO I BUY SHARES?
Complete the enclosed application or call 1-800-544-7777 to open your account by exchange or bank wire. The minimum initial investment is $2,500. The minimum additional investment is $250.
9. HOW DO I SELL SHARES?
You may redeem all or a portion of your shares on any business day by written request, telephone or wire transfer.
10. HOW ARE DISTRIBUTIONS MADE?
The fund distributes substantially all of its net investment income and capital gains each year. Income distributions are declared daily and paid monthly. Capital gains are normally distributed in June and December. Distributions are reinvested automatically in additional shares unless you elect another option.
11. WHAT SERVICES ARE AVAILABLE?
Fidelity provides a wide variety of services including 24-hour telephone service providing information and assistance, periodic statements and reports, regular investment plans, checkwriting and free exchanges among Fidelity funds. Fidelity reserves the right to modify or withdraw the exchange privilege.

82 Devonshire Street, Boston, Massachusetts 02109
IBF-prpro-1095